UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 29. 2016

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	February 29, 2016
	Shares	Fair Value
Common Stock - 100.6%(1)
Crude Oil Pipelines - 23.7%(1)
Canada - 14.7%(1)
Enbridge Inc.	365,266	$12,901,195
Inter Pipeline Ltd.	415,182	7,616,273
Pembina Pipeline Corporation	30,265	754,500
United States - 9.0%(1)
Plains GP Holdings, L.P.	1,579,121	12,001,320
SemGroup Corporation	53,694	1,020,186
		34,293,474

Natural Gas Gathering/Processing - 14.9%(1)
United States - 14.9%(1)
EnLink Midstream, LLC	366,747	3,069,672
Targa Resources Corp.	339,285	9,119,981
The Williams Companies, Inc.	587,367	9,391,998
		21,581,651

Natural Gas/Natural Gas Liquids Pipelines - 43.1%(1)
Canada - 10.9%(1)
Keyera Corp.	36,599	1,014,655
TransCanada Corporation	403,735	14,817,075
United States - 32.2%(1)
Columbia Pipeline Group, Inc.	439,083	7,969,356
ONEOK, Inc.	677,824	16,267,776
Spectra Energy Corp	768,951	22,453,369
		62,522,231
Oil and Gas Production - 16.8%(1)
United States - 16.8%(1)
Anadarko Petroleum Corporation(2)	40,600	1,540,770
Antero Resources Corporation(2)(3)	24,100	550,685
Cabot Oil & Gas Corporation(2)	115,900	2,333,067
California Resources Corporation(3)	2,556	1,437
Carrizo Oil & Gas, Inc.(2)(3)	14,600	313,900
Cimarex Energy Co.(2)	18,300	1,537,749
Concho Resources Inc.(2)(3)	25,000	2,256,000
Continental Resources, Inc.(2)(3)	39,100	906,338
Diamondback Energy, Inc.(2)(3)	10,400	741,000
EOG Resources, Inc.(2)	53,700	3,476,538
EQT Corporation(2)	8,500	473,790
Gulfport Energy Corporation(2)(3)	17,800	427,200
Hess Corporation(2)	11,500	501,400
Laredo Petroleum, Inc.(2)(3)	55,500	283,605
Memorial Resource Development Corp.(2)(3)	16,080	155,494
Newfield Exploration Company(2)(3)	40,000	1,089,200
Noble Energy, Inc.(2)	43,200	1,274,400
Occidental Petroleum Corporation(2)	27,200	1,871,904
PDC Energy, Inc.(2)(3)	2,600	130,286
Pioneer Natural Resources Company(2)	25,200	3,037,356
Range Resources Corporation(2)	40,500	961,065
RSP Permian, Inc.(2)(3)	23,100	552,321
		24,415,505
Refined Product Pipelines - 2.1%(1)
United States - 2.1%(1)
VTTI Energy Partners LP	166,764	3,041,775

Total Common Stock (Cost $207,025,271)		145,854,636

Master Limited Partnerships and Related Companies - 43.8%(1)
Crude Oil Pipelines - 16.2%(1)
United States - 16.2%(1)
Enbridge Energy Management, L.L.C.(4)	722,003	12,050,238
Genesis Energy L.P.	18,700	478,907
Plains All American Pipeline, L.P.	194,400	4,164,048
Shell Midstream Partners, L.P.	55,452	1,971,319
Sunoco Logistics Partners L.P.	161,024	3,967,631
Tesoro Logistics LP	20,624	860,433
		23,492,576
Natural Gas/Natural Gas Liquids Pipelines - 12.2%(1)
United States - 12.2%(1)
Columbia Pipeline Partners LP	38,484	680,782
Energy Transfer Partners, L.P.	308,652	8,231,749
Enterprise Products Partners L.P.	201,431	4,707,443
EQT Midstream Partners, LP	28,046	2,008,935
ONEOK Partners, L.P.	68,184	2,003,928
		17,632,837
Natural Gas Gathering/Processing - 7.1%(1)
United States - 7.1%(1)
Antero Midstream Partners LP	35,220	782,588
DCP Midstream Partners, LP	58,115	1,128,012
EnLink Midstream Partners, LP	55,955	513,667
MPLX LP	226,277	5,869,625
Rice Midstream Partners LP	42,736	566,252
Western Gas Equity Partners, LP	363	10,709
Western Gas Partners, LP	36,076	1,414,540
		10,285,393
Refined Product Pipelines - 8.3%(1)
United States - 8.3%(1)
Buckeye Partners, L.P.	83,029	5,343,746
Magellan Midstream Partners, L.P.	44,609	3,014,676
Phillips 66 Partners LP	36,049	2,172,673
Valero Energy Partners LP	31,129	1,449,989
		11,981,084

Total Master Limited Partnerships and Related Companies (Cost $76,589,642)		63,391,890

Preferred Stock - 0.8%(1)
Oil and Gas Production - 0.8%(1)
United States - 0.8%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018 (Cost $1,875,096)	39,500	1,182,235

Short-Term Investment - 0.1%(1)
United States Investment Company - 0.1%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.35%(5) (Cost $158,424)	158,424	158,424

Total Investments - 145.3%(1) (Cost $285,648,433)		210,587,185
Credit Facility Borrowings - (10.3)%(1)		(15,000,000)
Senior Notes - (23.5)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (11.0)%(1)		(16,000,000)
Total Value of Options Written (Premiums received $435,644) - (0.3)%(1)		(395,677)
Other Assets and Liabilities - (0.2)%(1)		(231,442)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$144,960,066

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5) Rate indicated is the current yield as of February 29, 2016.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
February 29, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2016	$40.00	406	$(66,990)
Antero Resources Corporation	March 2016	26.50	241	(7,383)
Cabot Oil & Gas Corporation	March 2016	23.00	1,159	(28,975)
Carrizo Oil & Gas, Inc.	March 2016	25.00	146	(8,760)
Cimarex Energy Co.	March 2016	95.00	183	(20,130)
Concho Resources Inc.	March 2016	105.00	250	(8,750)
Continental Resources, Inc.	March 2016	23.00	391	(72,335)
Diamondback Energy, Inc.	March 2016	80.00	104	(5,200)
EOG Resources, Inc.	March 2016	77.50	537	(9,129)
EQT Corporation	March 2016	65.00	85	(3,400)
Gulfport Energy Corporation	March 2016	30.00	178	(2,670)
Hess Corporation	March 2016	47.50	115	(4,600)
Laredo Petroleum, Inc.	March 2016	6.00	555	(13,875)
Memorial Resources Development Corp.	March 2016	12.50	160	(1,600)
Newfield Exploration Company	March 2016	29.00	400	(30,000)
Noble Energy, Inc.	March 2016	32.50	432	(15,120)
Occidental Petroleum Corporation	March 2016	75.00	272	(6,800)
PDC Energy, Inc.	March 2016	55.00	26	(2,795)
Pioneer Natural Resources Company	March 2016	135.00	252	(20,160)
Range Resources Corporation	March 2016	29.00	405	(8,100)
RSP Permian, Inc.	March 2016	22.50	231	(58,905)

Total Value of Call Options Written (Premiums received $435,644)				$(395,677)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 29. 2016.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$145,854,636	$-	$-	$145,854,636
Master Limited Partnerships and Related Companies(a)	63,391,890	-	-	63,391,890
Preferred Stock(a)	1,182,235	-	-	1,182,235
Short-Term Investment(b)	158,424	-	-	158,424
Total Assets	$210,587,185	$-	$-	$210,587,185
Liabilities
Written Call Options	$388,294	$7,383	$-	$395,677

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended February 29, 2016.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended February 29, 2016, Rice Midstream Partners LP common units held by the Company in the amount of $558,987 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended February 29, 2016.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.
As of February 29, 2016, the aggregate cost of securities for federal income tax purposes was $273,716,588. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $10,393,873, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $73,523,276 and the net unrealized depreciation was $63,129,403.

Item 2. Controls and Procedures.
(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 21, 2016	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: April 21, 2016	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer